Share-Based Payments - Summary Details of BSA2 (Parenthetical) (Detail)	12 Months Ended
Dec. 31, 2017
BSA 2 [Member]
Disclosure of terms and conditions of share-based payment arrangement [line items]
Description of subscribe shares	The number of shares takes into account an exercise parity adjusted by the division by 15 of the nominal value of the shares decided by the general meeting on December 9, 2011; each BSA2 warrant now gives the right to subscribe to 15 new shares instead of 1 new share. For the same reason, the exercise price of each BSA2 plan was adjusted as a result and is thus equal to 1/15th of the price initially determined by the general meeting that authorized each of the plans.